     EXHIBIT 32.2
CERTIFICATION PURSUANT TO
     18 U.S.C. 1350,
AS ADOPTED PURSUANT TO|
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MAJOR CREATIONS INCORPORATED (the “Company") on Form 10-QSB for the period ended July 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Hui Li, Treasurer and Secretary – Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hui Li
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Date: September 14, 2006	Hui Li
Treasurer and Secretary - Principal Accounting Officer